Exhibit 1.1

ROYAL CARIBBEAN CRUISES LTD.
(a Liberian corporation)

Debt or Convertible Debt Securities

FORM OF UNDERWRITING AGREEMENT

[DATE]

To the Underwriter or
Underwriters named in the
applicable Terms Agreement
hereinafter described

Ladies and Gentlemen:

     From time to time Royal Caribbean Cruises Ltd., a Liberian corporation (the "Company"), proposes to enter into one or more Terms Agreements (each a "Terms Agreement") in the form of Exhibit A hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firm or firms named in the applicable Terms Agreement (such firm or firms, whether one or more, constituting the "Underwriters" with respect to such Terms Agreement and the securities specified therein) certain of its debt securities and convertible debt securities (the "Securities") specified in such Terms Agreement (such Securities, with respect to such Terms Agreement, the "Underwritten Securities").

     The terms and rights of any particular issuance of Securities shall be as specified in the Terms Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Terms Agreement. Each series of Securities may vary, as applicable, as to aggregate principal amount, maturity date, interest rate or formula and timing of payments thereof, redemption or repayment provisions, conversion provisions, sinking fund requirements, if any, and any other variable terms which the Indenture contemplates may be set forth in the Securities as issued from time to time.

     Particular sales of Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Terms Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to the Underwriters (either one or more) who act without any firm being designated as their representative. As used herein, "you" and "your", unless the context otherwise requires, shall mean the Representatives together with the other parties, if any, identified in the applicable Terms Agreement as additional co-managers with respect to Underwritten Securities (as hereinafter defined) purchased pursuant thereto. The obligations of the Underwriters under this Agreement and each Terms Agreement shall be several and not joint.

     The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Terms Agreement with respect to the Underwritten Securities designated therein. The Terms Agreement relating to the offering of Underwritten Securities shall specify the principal amount of Underwritten Securities to be initially issued (the "Initial Underwritten Securities"), the names of the Underwriters participating in such offering (subject to substitution as provided in Section 11 hereof), the principal amount of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, the names of the Representatives in connection with such offering, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters from the Company, the initial public offering price, if any, of the Initial Underwritten Securities, the time and place of delivery and payment, any delayed delivery arrangements and any other variable terms of the Initial Underwritten Securities (including, but not limited to, current ratings, designations, denominations, interest rates or formulas, interest payment dates, maturity dates, conversion provisions, redemption or repayment provisions and sinking fund requirements applicable to the Initial Underwritten Securities). In addition, each Terms Agreement shall specify whether the Company has agreed to grant to the Underwriters an option to purchase additional Underwritten Securities to cover over-allotments, if any, and the aggregate principal amount of Underwritten Securities subject to such option (the "Option Securities"). As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and any Option Securities. The Terms Agreement may take the form of an exchange of any standard form of written telecommunication between you and the Company. Each offering of Underwritten Securities will be governed by this Agreement, as supplemented by the applicable Terms Agreement.

     The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") an “automatic shelf registration statement” as defined under the Securities Act of 1933, as amended (the "1933 Act") on Form S-3 (File No. 333- ) in respect of the Securities (and shares of Common Stock issuable upon conversion thereof, if any) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing, and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"); and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Securities and Exchange Commission (the “Commission”), and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company; and the Company has filed such amendments thereto as may have been required prior to the execution of the applicable Terms Agreement. The base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus” ; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the 1933 Act is hereinafter called a “Preliminary Prospectus”; the various parts of the registration statement, including all exhibits thereto and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined below), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with this Agreement is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus

shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of such prospectus; and any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; any “issuer free writing prospectus” as defined in Rule 433 under the 1933 Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”; all references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, as the case may be.

     Section 1. Representations and Warranties. (a) The Company represents and warrants to you and to each other Underwriter named in the applicable Terms Agreement, as of the date thereof, as follows:

     (i) At (i) the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act) with respect to the Underwritten Securities and (ii) the time of execution of this Agreement, the Company was not and is not an “ineligible issuer” as defined in Rule 405 under the 1933 Act.

     (ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the 1933 Act and the 1939 Act, and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through any manager of an offering of Underwritten Securities expressly for use therein.

     (iii) For the purposes of this Agreement and the Terms Agreement, the “Applicable Time” shall be such time as specified in the applicable Terms Agreement; the Pricing Prospectus as supplemented by the final term sheet prepared and filed pursuant to Section 3(a) hereof, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed in the applicable Terms Agreement does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this paragraph shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through any manager of an offering of Underwritten Securities expressly for use therein.

     (iv) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the 1933 Act and the 1939 Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Underwritten Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities or (B) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the 1939 Act, of the Trustee (as defined in the Indenture).

     (v) The documents incorporated by reference in the Pricing Prospectus and Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the 1934 Act and the rules and regulations of the Commission thereunder; and any further documents so filed and incorporated by reference in the Pricing Prospectus, the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

     (vi) The independent public accountants of the Company (the "Company Accountants") who are reporting upon the audited consolidated financial statements and schedules included in the Registration Statement, and have audited the Company’s internal control over financial reporting and management’s assessment thereof, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

     (vii) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the applicable Terms Agreement and the Delayed Delivery Contracts (as hereinafter defined), if any, and this Agreement, the applicable Terms Agreement and the Delayed

Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company.

     (viii) (A) The consolidated financial statements and the related schedules and notes of the Company included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly the consolidated financial position of the Company and its Subsidiaries (as hereinafter defined), considered as one enterprise, as of the dates indicated and the consolidated statements of operations, balance sheets and cash flows of the Company and its Subsidiaries, considered as one enterprise for the periods specified; (B) such financial statements and related schedules and notes have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved except as indicated in footnotes or otherwise therein; (C) the selected financial data included in the Pricing Prospectus and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Registration Statement; (D) the financial statement schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein; and (E) the pro forma financial statements and other pro forma financial information included in the Pricing Prospectus and the Prospectus, if any, have been prepared in all material respects in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

     (ix) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Liberia, has corporate power and authority to own its property and to conduct its business as described in the Pricing Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise.

     (x) Of the Company's direct and indirect subsidiaries as of the date hereof (collectively, the "Subsidiaries"), those that are set forth on Schedule A hereto and as of the date of the applicable Terms Agreement those that are set forth on a schedule to the applicable Terms Agreement constitute "Significant Subsidiaries" as defined under Regulation S-X promulgated under the 1933 Act (the “Significant Subsidiaries”). Such Significant Subsidiaries are incorporated under the laws of Liberia, except for Celebrity Cruise Lines Inc. Each Significant Subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise.

     (xi) All of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or similar rights of any shareholder of the Company arising by operation of law, under the charter or by-laws of the Company or under any agreement to which the Company or any of its Subsidiaries is a party.

     (xii) Except as described in the Pricing Prospectus or the Prospectus, all of the issued and outstanding shares of capital stock of each Significant Subsidiary have been duly authorized and are validly issued, fully paid and non-assessable, and are 100% owned by the Company, directly or through one or more Significant Subsidiaries, free and clear of any pledge, lien, security interest, charge, claim, mortgage or encumbrance of any kind.

     (xiii) The Company had at the respective dates indicated in the Pricing Prospectus and the Prospectus, a duly authorized and outstanding capitalization as set forth in the Pricing Prospectus and the Prospectus, as the case may be, in the column entitled "Actual" under the caption "Capitalization."

     (xiv) The Underwritten Securities have been duly authorized for issuance and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of the Indenture relating thereto, against payment of the consideration therefor specified in the applicable Terms Agreement or any applicable Delayed Delivery Contract, the Underwritten Securities will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting enforcement of creditors’ rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); the Underwritten Securities conform in all material respects to the descriptions thereof contained in the Pricing Prospectus and the Prospectus.

     (xv) If applicable, the shares of common stock of the Company (the “Common Stock”) or shares of preferred stock of the Company (the “Preferred Stock”) or any shares of the same issuable upon conversion of any of the Underwritten Securities which are convertible (the “Convertible Securities”) have been duly and validly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued upon such conversion, will be duly and validly issued and will be fully paid and non-assessable, and the issuance of such shares upon such conversion will not be subject to preemptive or other similar rights of any shareholder of the Company arising by operation of law, under the charter or by-laws of the Company or under any agreement to which the Company or any of its Subsidiaries is a party; and the shares of Common Stock or Preferred Stock, as the case may be, so issuable conform in all material respects to the descriptions thereof contained in the Pricing Prospectus and the Prospectus.

     (xvi) The Company has all of the requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture; the Indenture has been duly authorized by the Company, and, when duly executed and delivered by the Company and the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors’ rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); the Indenture conforms in all material respects to the descriptions thereof contained in the Pricing Prospectus and the Prospectus; and the Indenture has been duly qualified under the 1939 Act.

     (xvii) Since the respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (B) any transaction entered into by the Company or any Subsidiary, other than in the ordinary course of business, that is material to the Company and its Subsidiaries, considered as one enterprise or (C) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

     (xviii) The execution and delivery of this Agreement, the applicable Terms Agreement, the Delayed Delivery Contracts, if any, and the Indenture by the Company, the issuance, sale and delivery of the Underwritten Securities, the consummation by the Company of the transactions contemplated herein and therein and in the Registration Statement and compliance by the Company with the terms hereunder and thereunder have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or any Significant Subsidiary, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of the Company or any Significant Subsidiary under (A) any indenture, mortgage, or loan agreement, note, lease or other agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of their respective properties are subject, or (B) any existing applicable law (except that no representation is made with respect to any state securities or "blue-sky" laws), rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Significant Subsidiary or any of their respective properties, except as disclosed in the Pricing Prospectus or the Prospectus.

     (xix) The Company and its Subsidiaries are conducting their business in compliance with, and each such entity has not received any notice of any outstanding violation of, all applicable local, state, federal and foreign laws, ordinances, rules and regulations in the jurisdictions in which they are conducting business except as disclosed in the Pricing Prospectus or the Prospectus and except to the extent that such failure to comply would not have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise.

     (xx) No authorization, approval, consent or order of, or qualification with, any governmental body or agency, or of any other person or entity, domestic or foreign, is required for the due authorization, execution, delivery and performance by the Company of this Agreement, the applicable Terms Agreement, the Delayed Delivery Contracts, if any, or the Indenture and the valid authorization, issuance, sale and delivery of the Underwritten Securities, except such as may be required under the 1939 Act, 1933 Act and the 1933 Act Regulations (which have been obtained) or state securities or blue sky laws or under the regulations of the Oslo Stock Exchange or except such as shall be obtained by the Company prior to issuance.

     (xxi) Except as disclosed in the Pricing Prospectus or the Prospectus, there is no action, suit, investigation or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties that is required to be disclosed in the Registration Statement, the Pricing Prospectus or Prospectus or which might materially and adversely affect the consummation of the transactions contemplated in this Agreement, the applicable Terms Agreement, the Delayed Delivery Contracts, if any, the Indenture or the Registration Statement.

     (xxii) There is no tax, levy, impost, deduction, charge or withholding imposed by the Republic of Liberia or any political subdivision or taxing authority thereof or any other governmental entity either (A) on or by virtue of the execution, delivery or performance of this Agreement, the applicable Terms Agreement, the Delayed Delivery Contracts, if any, the Indenture or any other document to be furnished hereunder or thereunder, (B) on the issuance of the Underwritten Securities or (C) on any payment to be made by the Company pursuant to this Agreement, the applicable Terms Agreement or the Delayed Delivery Contracts, if any, except for any tax, levy, impost, deduction, charge or withholding imposed on payments made to holders of Underwritten Securities who reside in, maintain an office in or engage in business in the Republic of Liberia.

     (xxiii) To the extent requested by the applicable underwriters prior to the date hereof, the Underwritten Securities or any shares of Common Stock or Preferred Stock issuable upon conversion of any Convertible Securities have been approved for listing on (1) the New York Stock Exchange or any other applicable securities exchange, subject only to official notice of issuance thereof and (2) the Oslo Stock Exchange.

     (xxiv) The Company is not, and is not directly or indirectly controlled by, or acting on behalf of any person that is, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (xxv) (i) At the time of filing the Registration Statement and (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), the Company was a “well-known seasoned issuer” as defined in Rule 405 under the 1933 Act.

     (xxvi) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that complies with the requirements of the 1934 Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Except as disclosed in the Pricing Prospectus or the Prospectus, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting.

     (xxvii) Except as disclosed in the Pricing Prospectus, since the date of the latest audited financial statements incorporated by reference in the Pricing Prospectus or the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting.

     (b) Any certificate signed by any officer of the Company or any Subsidiary and delivered to you or counsel for the Underwriters in connection with the offering of Underwritten Securities pursuant to this Agreement or the applicable Terms Agreement or the transactions contemplated hereby or thereby shall be deemed a representation and warranty by the Company to each Underwriter participating in such offering as to the matters covered thereby on the date of such certificate.

     Section 2. Sale and Delivery to the Underwriters; Closings. (a) The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

     (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company may grant, if so provided in the applicable Terms Agreement relating to the Initial Underwritten Securities, an option to the Underwriters named in any such Terms Agreement, severally and not jointly, to purchase up to the aggregate principal amount of Option Securities set forth therein at the same price per Option Security as is applicable to the Initial Underwritten Securities. Such option, if granted, will expire 30 days or such lesser number of days as may be specified in the applicable Terms Agreement after the date of the Terms Agreement relating to the Initial Underwritten Securities, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by you to the Company setting forth the aggregate principal amount of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of payment and delivery (a "Second Time of Delivery") shall be determined by you, but shall not be later than seven full business days and not be earlier than two full business days after the exercise of said option, unless otherwise agreed upon by you and the Company. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total aggregate principal amount of Option Securities then being purchased which the aggregate principal amount of Initial Underwritten Securities each such Underwriter has agreed to purchase as set forth in the applicable Terms Agreement bears to the total aggregate principal amount of Initial Underwritten Securities, subject to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional Underwritten Securities.

     (c) Payment of the purchase price for, and delivery of the Underwritten Securities shall be made at the time and place specified in the applicable Terms Agreement, or at such other place as shall be agreed upon by the Company and you (such date and time of payment and delivery being herein called the “First Time of Delivery,” and each of the First Time of Delivery and the Second Time of Delivery being herein called a “Time of Delivery”). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the time and place specified in the applicable Terms Agreement, on the Second Time of Delivery as specified in the notice from you to the Company. Unless otherwise specified in the applicable Terms Agreement, payment shall be made to the Company by certified or official bank check or checks or by wire transfer in immediately available (same day) funds payable to the order of the Company against delivery to you for the respective accounts of the several Underwriters of the Underwritten Securities to be purchased by them.

     (d) The Underwritten Securities to be purchased by the Underwriters shall be in such denominations and registered in such names as you may request in writing at least two full business days before the First Time of Delivery or the Second Time of Delivery, as the case may be. The Underwritten Securities will be made available in New York City for examination and packaging by you not later than 10:00 A.M. on the business day prior to the First Time of Delivery or the Second Time of Delivery, as the case may be. If specified in the applicable Terms Agreement, the Underwritten Securities shall be in book-entry form only.

     (e) It is understood that each Underwriter has authorized you, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities. You, individually and not as Representatives, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose wire transfer or check or checks shall not have been received by the First Time of Delivery or the Second Time of Delivery, as the case may be.

     (f) If authorized by the applicable Terms Agreement, the Underwriters named therein may solicit offers to purchase Underwritten Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Exhibit B hereto with such changes therein as the Company may approve. As compensation for arranging Delayed Delivery Contracts, the Company will pay to you at the applicable Time of Delivery, for the respective accounts of the Underwriters, a fee equal to that percentage of the principal amount of Underwritten Securities for which Delayed Delivery Contracts are made at the applicable Time of Delivery as is specified in the applicable Terms Agreement. Any Delayed Delivery Contracts are to be with institutional investors of the types described in the Prospectus. At the applicable Time of Delivery, the Company will enter into Delayed Delivery Contracts (for not less than the minimum principal amount of Underwritten Securities per Delayed Delivery Contract specified in the applicable Terms Agreement) with all purchasers proposed by the Underwriters and previously approved by the Company as provided below, but not for an aggregate principal amount of Underwritten Securities in excess of that specified in the applicable Terms Agreement. The Underwriters will not have any responsibility for the validity or performance of any Delayed Delivery Contracts.

     You shall submit to the Company, at least three business days prior to the applicable Time of Delivery, the names of any institutional investors with which it is proposed that the Company will enter into Delayed Delivery Contracts and the principal amount of Underwritten Securities to be purchased by each of them, and the Company will advise you, at least two business days prior to the applicable Time of Delivery, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Company and the principal amount of Underwritten Securities to be covered by each such Delayed Delivery Contract.

     The principal amount of Underwritten Securities agreed to be purchased by the several Underwriters pursuant to the applicable Terms Agreement shall be reduced by the principal amount of Underwritten Securities covered by Delayed Delivery Contracts, as to each Underwriter as set forth in a written notice delivered by you to the Company; provided, however, that the total principal amount of Underwritten Securities to be purchased by all Underwriters shall be the total principal amount of Underwritten Securities covered by the applicable Terms Agreement, less the principal amount of Underwritten Securities covered by Delayed Delivery Contracts.

     Section 3. Certain Covenants of the Company. The Company covenants with each Underwriter of Underwritten Securities as follows:

     (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Underwritten Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the 1933 Act not later than the Commission's close of business on the second business day following the execution and delivery of the Terms Agreement relating to the applicable Underwritten Securities; to make no further amendment or any supplement to the Registration Statement, the Basic Prospectus or the Prospectus, as then amended or supplemented, after the date of the Terms Agreement relating to such Underwritten Securities and prior to the Time of Delivery for such Underwritten Securities to which the Representatives reasonably object promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to prepare a final term sheet, containing solely a description of the Underwritten Securities, in a form approved by the Representatives and to file such term sheet pursuant to Rule 433(d) under the 1933 Act within the time required by such Rule; to file promptly all other material required to be filed by the Company with the Comission pursuant to Rule 433(d) under the 1933 Act; to file promptly all reports and any other information required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act subsequent to the date of the Pricing Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is required in connection with the offering or sale of such Underwritten Securities; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission and to furnish the Representatives with copies thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus relating to such Underwritten Securities, including, in the case of Convertible Securities, the shares of stock issuable upon conversion of the Convertible Securities, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the 1933 Act, of the suspension of the qualification of such Underwritten Securities or stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any Preliminary Prospectus or other prospectus relating to such Underwritten Securities or stock or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at its own expense, as may be necessary to permit offers and sales of the Underwritten Securities by the Underwriters (references herein to the Registration Statement shall include any such amendment or new registration statement).

     (b) If required by Rule 430B(h) under the 1933 Act, to prepare a form of prospectus, to give the Representatives notice thereof and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall reasonably be disapproved by the Representatives promptly after reasonable notice thereof.

     (c) The Company will use its best efforts to furnish the Underwriters, prior to 5:00 P.M., New York City time, on the New York Business Day (as defined herein) next succeeding the date of this Agreement and from time to time, with written and electronic copies of the Pricing Prospectus and the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is required at any time in connection with the offering or sale of the Underwritten Securities, including in the case of Convertible Securities, the shares of Common Stock or Preferred Stock issuable upon conversion of the Convertible Securities and if at such time any event shall have occurred as a result of which the Pricing Disclosure Package or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Pricing Disclosure Package or Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Pricing Dislcosure Package or the Prospectus or to file under the 1934 Act any document incorporated by reference in the Pricing Disclosure Package or the Prospectus in order to comply with the 1933 Act, the 1934 Act or the 1939 Act or the respective rules thereunder, and upon their reasonable request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Pricing Disclosure Package or Prospectus or a supplement to the Pricing Disclosure Package or the Prospectus which will correct such statement or omission or effect such compliance. For purposes of this Agreement, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     (d) The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Underwritten Securities and the shares of Common Stock or Preferred Stock issuable upon conversion of the Convertible Securities, if any, for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; provided, that neither the Company nor any Subsidiary shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Underwritten Securities and the shares of Common Stock or Preferred Stock issuable upon conversion of the Convertible Securities, if any, have been qualified as above provided.

     (e) The Company will make generally available to its security holders and will deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the 1933 Act and the 1933 Act Regulations (including, at the option of the Company, Rule 158).

     (f) To the extent provided in the applicable Terms Agreement, the Company will use its best efforts to effect and maintain the listing of any shares of Common Stock or Preferred Stock issuable upon conversion of any Convertible Securities or to the extent requested by the applicable Underwriters prior to the date hereof, any Convertible Securities, if applicable, on the New York Stock Exchange.

     (g) To the extent provided in the Terms Agreement, the Company will not, between the date of the applicable Terms Agreement and a date agreed to by the Representatives and the Company in the Terms Agreement, without the Representatives’ prior written consent, offer or sell, grant any option for the sale of, or enter into any agreement to sell, any debt securities of the Company (other than the Underwritten Securities which are to be sold pursuant to such Terms Agreement), or if such Terms Agreement relates to Convertible Securities that are convertible into Common Stock, any Common Stock or any security convertible into Common Stock (except for Common Stock issued pursuant to employee benefit plans, dividend reinvestment plans, employee and director stock option plans, existing employment agreements or existing shareholder option plans), or if such Terms Agreement relates to Convertible Securities that are convertible into Preferred Stock, any Preferred Stock or any security convertible into Preferred Stock (except for Preferred Stock issued pursuant to employee benefit plans, dividend reinvestment plans, or employee and director stock option plans, existing employment agreements or existing shareholder option plans), except, in each case, as may otherwise be provided in the applicable Terms Agreement.

     (h) If applicable, the Company will reserve and keep available at all times, free of preemptive or other similar rights, shares of Common Stock or Preferred Stock, as the case may be, for the purpose of enabling the Company to satisfy any obligation to issue such shares upon conversion of any Convertible Securities.

     (i) For a period of five years after the applicable Time of Delivery, the Company will furnish to you and to each Underwriter that so requests copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, as the case may be, or such other similar forms as may be designated by the Commission, and such other documents, reports and information relating to the Company's business or finances as shall be furnished by the Company to its shareholders generally.

     (j) The Company, during the period when a prospectus is required to be delivered under the 1933 Act (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) in connection with sales of the Underwritten Securities, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     (k) To pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Act and otherwise in accordance with Rules 456(b) and 457(r) under the Act.

     Section 4. (a)(i) The Company represents and agrees that, other than the final term sheet prepared and filed pursuant to Section 3(a) hereof, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Underwritten Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act, other than a free writing prospectus which is not required to be filed with the Commission on or prior to the date of first use;

     (ii) each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, other than one or more term sheets relating to the Underwritten Securities containing customary information and conveyed to purchasers of Underwritten Securities, it has not made and will not make any offer relating to the Underwritten Securities that would constitute a free writing prospectus, provided that in no case shall any Underwriter make or use any free writing prospectus that the Company would be obligated to file with the Commission unless the Company shall have consented thereto in writing; and

     (iii) any such free writing prospectus the use of which has been consented to by the Company and the Representatives (including the final term sheet prepared and filed pursuant to Section 3(a) hereof) is listed in the Terms Agreement;

     (b) The Company has complied and will comply with the requirements of Rule 433 under the 1933 Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and

     (c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus relating to an offering of Underwritten Securities after the pricing thereof and prior to the First Time of Delivery with respect thereto, any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such statement or omission; provided, however, that the Company shall have no obligation to correct any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use therein.

     Section 5. Payment of Expenses. (a) The Company will pay all expenses incident to the performance of its obligations under this Agreement and the applicable Terms Agreement including (i) the printing and filing of the Registration Statement (including financial statements, schedules and exhibits), as originally filed and as amended, any Preliminary Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (ii) the copying or printing, as applicable, and distribution of this Agreement, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, the certificates for the Underwritten Securities and a survey of state securities or blue sky laws (the "Blue Sky

Survey"), (iii) the preparation, issuance and delivery of the Underwritten Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Underwritten Securities and the shares of Common Stock or Preferred Stock issuable upon conversion of the Convertible Securities, if any, under the applicable securities laws in accordance with Section 3(c) and any filing for review of the offering with the National Association of Securities Dealers, Inc., including filing fees and reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the Blue Sky Survey, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Indenture and the Underwritten Securities, (vii) any fees payable in connection with the rating of the Underwritten Securities, (viii) the fees and expenses, if any, incurred with respect to the listing of the Underwritten Securities, and the shares of Common Stock or Preferred Stock issuable upon conversion of the Convertible Securities, if any, on any national securities exchange and (ix) the printing and delivery to the Underwriters of copies of the Indenture.

     (b) If the applicable Terms Agreement is terminated by you in accordance with the provisions of Sections 6, 11(b)(i) or 13, the Company shall reimburse the Underwriters named in such Terms Agreement through you for all their reasonable out-of-pocket expenses reasonably incurred, including the reasonable fees and disbursements of counsel for the Underwriters.

     Section 6. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of any officer of the Company or any Subsidiary delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following further conditions:

     (a) The Prospectus as amended or supplemented in relation to the applicable Underwritten Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the 1933 Act and in accordance with Section 3(a) hereof; the final term sheet contemplated by Section 3(a) hereof, and any other material required to be filed by the Company pursuant to Rule 433(d) under the 1933 Act shall have been filed with the Commission within the applicable time period prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or be pending or have been threatened by the Commission under the 1933 Act and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the 1933 Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction.

     (b) At the First Time of Delivery, you shall have received signed opinions of Davis Polk & Wardwell and Watson, Farley & Williams (New York) LLP as outside counsel for the Company, reasonably acceptable to the Representatives, dated as of the First Time of Delivery, together with reproduced copies of such opinions for each of the other Underwriters, substantially in the forms attached hereto as Annexes I and II respectively, and reasonably satisfactory to counsel for the Underwriters.

     (c) At the First Time of Delivery, you shall have received a signed opinion of Bradley Stein, the Company's Acting General Counsel, reasonably acceptable to the Representatives, dated as of the First Time of Delivery, together with reproduced copies of such opinions for each of the other Underwriters, substantially in the form attached hereto as Annex IV, and reasonably satisfactory to counsel for the Underwriters.

     (d) At the First Time of Delivery, you shall have received the favorable opinion of counsel for the Underwriters, dated as of the First Time of Delivery, together with reproduced copies of such opinion for each of the other Underwriters, to the effect that the opinions delivered pursuant to Sections 6(b) and 6(c) appear on their faces to be appropriately responsive to the requirements of this Agreement and the applicable Terms Agreement except, specifying the same, to the extent waived by you, and with respect to the legal existence of the Company, the Underwritten Securities, this Agreement, the applicable Terms Agreement, the Registration Statement, the Pricing Disclosure Package, the Prospectus and such other related matters as you may require. In giving such opinion such counsel may rely, (A) as to matters governed by the laws of the Republic of Liberia, upon the opinion of special counsel as to matters of Liberian law reasonably acceptable to the Representatives and (B) as to all matters governed by the laws of jurisdictions other than the federal law of the United States and the laws of the State of New York, upon the opinions of counsel reasonably satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

     (e) At the First Time of Delivery, (i) the Registration Statement, the Pricing Disclosure Package and the Prospectus, as they may then be amended or supplemented, shall conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, the Registration Statement, as it may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement not misleading, the Pricing Disclosure Package, as it may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements in the Pricing Disclosure Package not misleading and the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements in the Prospectus, in light of the circumstances under which they were made, not misleading, (ii) there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Pricing Disclosure Package or the Prospectus, any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary that would be required to be set forth in the Pricing Disclosure Package and the Prospectus other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary before or by any federal, state or other commission, board or administrative agency that could reasonably be expected to materially and adversely affect the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, other than as set forth in the Pricing Disclosure Package and the Prospectus, (iv) the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the First Time of Delivery and (v) the other representations and warranties of the Company set forth in Section 1(a) shall be accurate as though expressly made at and as of the First Time of Delivery. At the First Time of Delivery, you shall have received a certificate of the Chairman of the Board, President or Vice President and the Treasurer or Controller of the Company, dated as of the First Time of Delivery, to such effect. As used in Section 6(e)(ii) and (iii), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Underwritten Securities.

     (f) On the date of the Terms Agreement for such Underwritten Securities and at the First Time of Delivery for such Underwritten Securities, the Company Accountants who have certified the financial statements of the Company and its Subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the date of the Terms Agreement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such date, and a letter dated as of the First Time of Delivery, respectively, as to such other matters as the Representatives may reasonably request and in form and substance reasonably satisfactory to the Representatives.

     (g) At the First Time of Delivery, you shall have received from the Company certificates in form reasonably satisfactory to you with respect to the ownership, registration and mortgages with respect to each of the Company's vessels.

     (h) At the First Time of Delivery, you shall have received from the Company lock-up agreements as set forth in the Terms Agreement.

     (i) At the First Time of Delivery, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as contemplated in this Agreement and the matters referred to in Section 6(e) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company, at or prior to the First Time of Delivery in connection with the authorization, issuance and sale of the Underwritten Securities as contemplated in this Agreement shall be reasonably satisfactory in form and substance to you and to counsel for the Underwriters.

     (j) To the extent requested by the applicable Underwriters prior to the date hereof, the Underwritten Securities and the Common Stock or Preferred Stock issuable upon conversion of the Convertible Securities, if any, shall have been duly authorized for listing by (1) the New York Stock Exchange or any other applicable securities exchange, subject only to official notice of issuance thereof and (2) the Oslo Stock Exchange.

     (k) At the First Time of Delivery the Underwriters shall have received a copy of an opinion, in form reasonably satisfactory to counsel for the Underwriters, rendered to the Underwriters by Company special tax counsel reasonably acceptable to the Representatives with respect to tax matters and as to the matters set forth in Annex III.

     (l) The Company shall have complied with the provisions of Section 3(b) hereof with respect to the furnishing of Prospectuses on the New York Business Day next succeeding the date of this Agreement.

     If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement or the applicable Terms Agreement to be fulfilled, the applicable Terms Agreement may be terminated by you upon notice to the Company at any time at or prior to the First Time of Delivery, and such termination shall be without liability of any party to any other party except as provided in Section 5 herein. Notwithstanding any such termination, the provisions of Sections 8, 9, 10, 16 and 17 herein shall remain in effect.

     Section 7. Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in a Terms Agreement as set forth in Section 2(b) hereof to purchase all or any of the Option Securities and the Second Time of Delivery determined by you pursuant to Section 2(b) is later than the First Time of Delivery, the obligations of the several Underwriters to purchase and pay for the Option Securities that they shall have respectively agreed to purchase pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Company herein contained, to the performance of the Company of its obligations hereunder and to the following further conditions:

     (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall have been threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.

     (b) At the Second Time of Delivery, the provisions of Section 6(e) shall have been complied with at and as of the Second Time of Delivery and, at the Second Time of Delivery, you shall have received a certificate of the Chairman of the Board, President or Vice President and the Treasurer or Controller of the Company with respect to the provisions of Section 5(e), dated as of the Second Time of Delivery, to such effect.

     (c) At the Second Time of Delivery, you shall have received the favorable opinions of Davis Polk & Wardwell and Watson, Farley & Williams (New York) LLP, each outside counsel for the Company reasonably acceptable to the Representatives, together with reproduced copies of such opinions for each of the other Underwriters in form reasonably satisfactory to counsel for the Underwriters, dated as of the Second Time of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 6(b).

     (d) At the Second Time of Delivery, you should have received the favorable opinion of the Company's General Counsel reasonably acceptable to the Representatives, together with reproduced copies of such opinion for each of the other Underwriters in form reasonably satisfactory to counsel for the Underwriters, dated as of the Second Time of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 6(c).

     (e) At the Second Time of Delivery, you shall have received the favorable opinion of counsel for the Underwriters, dated as of the Second Time of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 6(d).

     (f) At the Second Time of Delivery, you shall have received a letter from the Accountants, in form and substance reasonably satisfactory to you and dated as of the Second Time of Delivery, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 6(f), except that the specified date referred to shall be a date not more than five days prior to the Second Time of Delivery.

     (g) At the Second Time of Delivery, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Option Securities as contemplated in this Agreement and the matters referred to in Section 7(e) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company, at or prior to the Second Time of Delivery in connection with the authorization, issuance and sale of the Option Securities as contemplated in this Agreement shall be reasonably satisfactory in form and substance to you and to counsel for the Underwriters.

     (h) At the Second Time of Delivery, you shall have received the favorable opinion of special tax counsel for the Company reasonably acceptable to the Representatives, together with reproduced copies of such opinion for each of the Underwriters in form and substance reasonably satisfactory to counsel for the Underwriters, dated the Second Time of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 6(k) and addressed to the Underwriters.

     Section 8. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

     (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the 1933 Act, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; and

     (iii) against any and all expense whatsoever, as incurred (including, subject to the last sentence of Section 8(c), fees and disbursements of counsel chosen by you to represent the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished or confirmed in writing to the Company by or on behalf of any Underwriter through you expressly for use in the Registration Statement (or in any amendment thereto), any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or the Pricing Disclosure Package.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished or confirmed in writing to the Company by or on behalf of such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, or any amendment or supplement thereto.

     (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 8 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company.

     (d) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding. No indemnifying party shall be liable for any settlement of any action or claim for monetary damages which an indemnified party may effect without the written consent of the indemnifying party, which written consent shall not be unreasonably withheld.

     Section 9. Contribution. If the indemnification provided for in Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) in respect of any loss, liability, claim, damage or expense (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Underwritten Securities on the other from the offering of the Underwritten Securities to which such loss, liability, claim, damage or expense (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of Underwritten Securities on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other in connection with the offering of the Underwritten Securities shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The amount paid or payable by an indemnified party as a result of the loss, liability, claim, damage or expense (or actions in respect thereof) referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Underwritten Securities in this

Section 9 to contribute are several in proportion to their respective underwriting obligations with respect to such Underwritten Securities and not joint.

     Section 10. Representations, Warranties and Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Company, its officers set forth in or made pursuant to this Agreement or the applicable Terms Agreement and any Delayed Delivery Contract and the indemnities of the Underwriters set forth in this Agreement will remain operative and in full force and effect regardless of any termination of this Agreement or the applicable Terms Agreement, or investigation made by or on behalf of the Company, or any Underwriter or controlling person and will survive delivery of and payment for the Underwritten Securities.

     Section 11. Termination of Agreement. (a) This Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Company or by you upon the giving of 30 days' written notice of such termination to the other party hereto.

     (b) You may also terminate the applicable Terms Agreement, by notice to the Company at any time at or prior to the Time of Delivery (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Pricing Prospectus or the Prospectus, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company or its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States or internationally or any outbreak or escalation of hostilities or other calamity or crisis, if the effect of any such event or events is such as to make it, in your judgment, impracticable or inadvisable to market the Underwritten Securities or enforce contracts for the sale of the Underwritten Securities on the terms and in the manner contemplated in the Prospectus, (iii) if trading in any securities of the Company has been suspended or materially limited, or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, (iv) if a banking moratorium has been declared by either federal or New York authorities or there has occurred a material disruption in commercial banking or securities settlement or clearance services in the United States or (v) if the rating assigned by any nationally recognized statistical rating organization as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act to any long term debt securities of the Company as of the date of the applicable Terms Agreement shall have been lowered since such date or if any such rating organization shall have publicly announced that it has placed any long term debt securities of the Company on what is commonly termed a "watch list" for possible downgrading. As used in this Section 11(b), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Underwritten Securities.

     (c) In the event of any such termination, (x) the covenants set forth in Section 3 with respect to any offering of Underwritten Securities shall remain in effect so long as any Underwriter owns any such Underwritten Securities purchased from the Company pursuant to the applicable Terms Agreement and (y) the covenant set forth in Section 3(d) hereof, the provisions of Section 5 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 10, 16, 17 and 18 hereof shall remain in effect.

     Section 12. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the applicable Time of Delivery to purchase the Underwritten Securities that it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 24-hour period, then:

     (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Underwritten Securities to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligation proportions hereunder bear to the underwriting obligation proportions of all non-defaulting Underwriters, or

     (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Underwritten Securities to be purchased pursuant to such Terms Agreement, the applicable Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriters.

     No action taken pursuant to this Section 12 shall relieve any defaulting Underwriter from liability in respect of its default under this Agreement and the applicable Terms Agreement.

     In the event of any such default that does not result in a termination of the applicable Terms Agreement, either you or the Company shall have the right to postpone the applicable Time of Delivery for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 12.

     Section 13. Default by the Company. If the Company shall fail at the applicable Time of Delivery to sell and deliver the principal amount of Underwritten Securities that it is obligated to sell, then the applicable Terms Agreement shall terminate without any liability on the part of any non-defaulting party except to the extent provided in Section 5 and except that the provisions of Sections 3(d), 5, 8, 9, 10 16, 17 and 18 shall remain in effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

     Section 14. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication (notices transmitted by telecopier to be promptly confirmed in writing). Notices to you or the Underwriters shall be directed to the address of the Representatives as set forth in the Terms Agreement; notices to the Company shall be directed to the Company at 1050 Caribbean Way, Miami, Florida 33132, attention of Richard D. Fain, Chairman of the Board, with a copy to the General Counsel of the Company at 1050 Caribbean Way, Miami, Florida 33132.

     Section 15. Parties. This Agreement and the applicable Terms Agreement are made solely for the benefit of you, the Company and any Underwriter who becomes a party to such Terms Agreement and, to the extent expressed, any person controlling the Company or any of the Underwriters, and the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns and, subject to the provisions of Section 11, no other person shall acquire or have any right under or by virtue of this Agreement and the applicable Terms Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any of the several Underwriters of the Underwritten Securities. All of the obligations of the Underwriters hereunder are several and not joint.

     SECTION 16. GOVERNING LAW AND TIME. THIS AGREEMENT AND THE APPLICABLE TERMS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF THE DAY REFER TO NEW YORK CITY TIME.

     Section 17. Consent to Jurisdiction and Service of Process. The Company agrees that any legal suit, action or proceeding brought by any party to enforce any rights under or with respect to this Agreement, the applicable Terms Agreement or the transactions contemplated hereby or thereby may be instituted in any state or federal court in The City of New York, State of New York, and waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding and irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding. The Company hereby irrevocably designates and appoints the Company’s General Counsel as the Company's authorized agent to receive and forward on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon the Company's General Counsel at his office at the Company, 1050 Caribbean Way, Miami, Florida 33132 and written notice of said service to the Company, mailed or delivered to the Company's General Counsel, 1050 Caribbean Way, Miami, Florida 33132 shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and shall be taken and held to be valid personal service upon the Company. Said designation and appointment shall be irrevocable. Nothing in this Section 16 shall affect the right of the Underwriters, their affiliates or any indemnified party to serve process in any manner permitted by law or limit the right of the Underwriters, their affiliates or any indemnified party to bring proceedings against the Company in the courts of any jurisdiction or jurisdictions. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Company's General Counsel in full force and effect so long as this Agreement or the applicable Terms Agreement shall be outstanding. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the applicable Terms Agreement, to the extent permitted by law.

     Section 18. Judgment Currency. The Company agrees to indemnify the Underwriters against any loss incurred by the Underwriters as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order, and (ii) the spot rate or exchange at which the Underwriters are able to purchase United States dollars with the amount of the Judgment Currency actually received by the Underwriters. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States currency.

     Section 19. Counterparts. This Agreement and the applicable Terms Agreement may be executed in one or more counterparts and, when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

     Section 20. Trial by Jury. The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby.

     Section 21. No Fiduciary Relationship. The Company acknowledges and agrees that (i) the purchase and sale of the Underwritten Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to offering contemplated hereby or the process leading thereto (irrespective of whether such Underwiter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

     Section 22. Tax Disclosure. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opiniosn and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to facts that may be relevant to that treatment.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

Very truly yours,

ROYAL CARIBBEAN CRUISES LTD.

By:

Name:
Title:
Accepted as of the date hereof:

By:	[NAME]

By:

Name:
Title:

On behalf of each of the Underwriters

Exhibit A

ROYAL CARIBBEAN CRUISES LTD.
(a Liberian corporation)

[TITLE OF DESIGNATED SECURITIES]

TERMS AGREEMENT

Dated: [DATE]

To:  Royal Caribbean Cruises, Ltd.
       1050 Caribbean Way
        Miami, Florida 33132

Attention:

Ladies and Gentlemen:

     We (the "Representatives") understand that Royal Caribbean Cruises Ltd., a Liberian corporation (the "Company"), proposes to issue and sell $________ aggregate principal amount of its Senior Notes due _____ (the "Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective amounts of Underwritten Securities set forth below opposite their respective names, to the extent any are purchased, at the purchase price set forth below.

Principal Amount
Of
Underwriter	Underwritten Securities
[NAME]	$
Total	$

The Underwritten Securities shall have the following terms:

Title of Securities:

Currency:

Principal amount to be issued:

Issuer’s Current ratings:

Interest rate or formula:

Interest payment dates:

Record Dates:

Stated maturity date:

Redemption or repayment provisions:

Sinking fund requirements:

Principal Amount of Option Securities, if any, that may be purchased by the Underwriters:

Delayed Delivery Contracts:

Initial public offering price:

Purchase price:

Conversion provisions:

Defeasance provisions:

Other terms:

Applicable Time:

Closing Time and location:

Closing Time and location for Option Securities, if applicable:

Lock-up period:

Exchange Listing:

Issuer Free Writing Prospectus (referred to in Section 1(a)(iii) of the Underwriting Agreement):

Free Writing Prospectus (other than the final term sheet):

All the provisions contained in the document attached as Annex A hereto entitled "Royal Caribbean Cruises Ltd.-Debt-Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein, provided that each reference therein to (1) Prospectus shall be to the Prospectus Supplement, dated __________, together with the Prospectus, dated _________, (2) Preliminary Prospectus shall be to the Preliminary Prospectus Supplement, dated _________, together with the Prospectus, dated _________, (3) Pricing Prospectus shall be to the Prospectus, dated
_________ and the Preliminary Prospectus Supplement, dated _________, as amended and supplemented immediately prior to the Applicable Time, and (4) Issuer Free Writing Prospectus shall be to any Issuer Free Writing Prospectus specifically referred to in this Terms Agreement. Terms defined in such document are used herein as therein defined. All of the Company's direct and indirect Significant Subsidiaries are set forth on Schedule A hereto.

     The Securities will be issued only in book-entry form through the facilities of The Depository Trust Company (the “Depository”). Delivery of the Securities will be made through the book-entry facilities of the Depository.

     Please accept this offer by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

Very truly yours,

[NAME]

By:	[NAME]

Name:
Title:

Acting on behalf of itself and the other named Underwriters
Accepted:

ROYAL CARIBBEAN CRUISES LTD.

By:

Name:
Title:

Exhibit B

ROYAL CARIBBEAN CRUISES LTD.
(a Liberian Corporation)

[Title of Securities]

DELAYED DELIVERY CONTRACT

[DATE]

Royal Caribbean Cruises Ltd.
1050 Caribbean Way
Miami, Florida 33132

Attention:

Ladies and Gentlemen:

     The undersigned hereby agrees to purchase from Royal Caribbean Cruises Ltd. (the "Company"), and the Company agrees to sell to the undersigned on ______, 20__ (the "Delivery Date"), principal amount of the Company's [insert title of security] (the "Securities"), offered by the Company's Prospectus dated ________, 20__, as supplemented by its Prospectus Supplement dated _______, 20__, receipt of which is hereby acknowledged at a purchase price of [___% of the principal amount thereof, plus accrued interest from _______, 20__,] to the Delivery Date, and on the further terms and conditions set forth in this contract.

     Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company or its order by certified or official bank check or wire transfer in immediately available (same day) Clearing House funds at the office of

               , on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date shall be subject only to the conditions that (1) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company, on or before __________, 20__, shall have sold to the Underwriters of the Securities (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Terms Agreement dated
_________, 20__ among the Company and the Underwriters. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payments for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

     Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

     By the execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement to the undersigned in accordance with its terms.

     The contract will inure to the benefit of and binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     It is understood that the Company will not accept Delayed Delivery Contracts for an aggregate principal amount of Securities in excess of $_______ and that the acceptance of any Delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such copy is so mailed or delivered.

     THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Yours very truly,

(Name of Purchaser)

By:

(Title)

(Address)

Accepted as of the date first above written.

ROYAL CARIBBEAN CRUISES LTD.

By:

(Title)

PURCHASER--PLEASE COMPLETE AT THE TIME OF SIGNING

     The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows: (Please print.)

Telephone No.
(including Area
Name	Code)

SCHEDULE A

Significant Subsidiaries:

Celebrity Cruises Holdings Inc.
Celebrity Cruises Inc.
Cruise Mar Investments Inc.
Celebrity Cruise Lines Inc.
Cruise Mar Shipping Holdings Ltd.

ANNEX I

     Pursuant to Section 6(b) of this Agreement, Davis Polk & Wardwell, outside counsel to the Company, shall furnish an opinion to the Underwriters to the effect that:

     (i) The statements set forth in the Registration Statement, the Pricing Prospectus and the Prospectus under the captions “Description of Senior Notes” and “Description of Debt Securities” insofar as such statements purport to constitute summaries of the terms of the Underwritten Securities, constitute accurate and fair summaries thereof.

     (ii) Each of this Agreement, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, has been duly authorized, executed and delivered by the Company.

     (iii) The Indenture and the Underwritten Securities constitute valid and binding agreements of the Company, enforceable in accordance with their terms except as limited by bankruptcy, insolvency, or other similar laws affecting creditors’ rights generally and by equitable principles of general applicability. The Indenture conforms in all material respects to the description thereof contained in the Pricing Prospectus and the Prospectus.

     (iv) The Indenture complies in all material respects with the 1939 Act and has been duly qualified under the 1939 Act.

     (v) No authorization, approval, consent or order of, or qualification with, any governmental body or agency is required for the due authorization, execution, delivery and performance by the Company of this Agreement, the applicable Terms Agreement, the Delayed Delivery Contracts, if any, or the Indenture, and the consummation of the transactions contemplated thereby, except (A) such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Underwritten Securities and (B) for such consents that are required and have been received and are in full force and effect at the applicable Time of Delivery (including such consents required by the New York Stock Exchange and the Oslo Stock Exchange).

     (vi) The execution and delivery of this Agreement, the applicable Terms Agreement, the Delayed Delivery Contracts, if any, and the Indenture by the Company, the issuance, sale and delivery of the Underwritten Securities and the consummation by the Company of the transactions contemplated herein and therein and compliance by the Company with the terms hereunder and thereunder do not and will not result in any violation of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of the Company or of the Subsidiaries listed in Schedule A to this Agreement under (A) any indenture, mortgage, loan agreement, or any other agreement or instrument filed as an exhibit to or incorporated by reference into the Registration Statement (except for such conflicts, breaches, defaults, liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), properties, assets, business, results of operations or business prospects of the Company and its Subsidiaries, considered as one enterprise), (B) any existing applicable law, rule or regulation (other than the securities or blue sky laws of the various states as to which such counsel need express no opinion), or (C) any judgment, order, writ, injunction or decree known to such counsel of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company, its Subsidiaries or any of their respective properties or operations.

     (vii) The Registration Statement is effective under the 1933 Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); the final term sheet and any other material required to be filed by the Company pursuant to Rule 433(d) under the 1933 Act has been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or any Issuer Free Writing Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or have been threatened by the Commission under the 1933 Act and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the 1933 Act shall have been received; to such counsel's knowledge, no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission.

     (viii) To such counsel's knowledge, there are no statutes, regulations, contracts or other documents or legal or governmental actions, suits or proceedings pending or threatened to which the Company or any of the Subsidiaries is a party or to which any of their respective properties is subject against the Company or any of its Subsidiaries that are required to be described in the Prospectus that are not described as required.

     (ix) The Company is not, and after giving effect to the Offering and the sale of the Underwritten Securities and application of the proceeds thereof as described in the Prospectus will not be required to register as, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     In addition, such opinion shall state that such counsel has generally reviewed and discussed with certain officers and employees of the Company, its independent public accountants and its representatives the information furnished with respect to other matters in the Registration Statement, the Pricing Prospectus or Prospectus, whether or not subject to the check and verification of such counsel. On the basis of such consideration, review and discussion, but without independent check or verification, except as stated in paragraph (i) above, nothing has come to such counsel’s attention that causes such counsel to believe that (i) the Registration Statement, the Pricing Prospectus or the Prospectus (except for the financial statements and financial schedules and other financial data included therein, as to which such counsel need not express any belief) do not comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement (except for the financial statements and financial schedules and other financial data included therein, as to which such counsel need not express any belief and except for the part of the Registration Statement that constitutes the Form T-1) at the time such part became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Pricing Disclosure Package (except for the financial statements and financial schedules and other financial data included therein, as to which such counsel need not express any belief), as of the Applicable Time, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iv) the Prospectus (except for the financial statements and financial schedules and other financial data included therein, as to which such counsel need not express any belief) as of its date or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Such opinion shall be to such further effect with respect to other legal matters relating to the Indenture, this Agreement, the applicable Terms Agreement or the Delayed Delivery Contracts, if any, and the sale of the Underwritten Securities pursuant to this Agreement or the applicable Terms Agreement as counsel to the Underwriters may reasonably request. In giving such opinion, such counsel may rely (A) as to all matters governed by laws of jurisdictions other than the federal law of the United States or the laws of the State of New York, upon opinions of other local counsel in such jurisdictions, who shall be counsel satisfactory to counsel for the Underwriters, (B) as to matters of maritime or admiralty law and Liberian law, upon the opinion of, special maritime and admiralty and Liberian counsel satisfactory to counsel for the Underwriters and (C) as to all tax matters, upon the opinion of special tax counsel for the Company satisfactory to counsel for the Underwriters; provided that in each case the opinion shall state that such counsel is entitled to so rely. Such counsel may also state that, insofar as such opinions involve factual matters, they have relied, to the extent such counsel deems proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

ANNEX II

     Pursuant to Section 6(b) of this Agreement, Watson, Farley & Williams (New York) LLP, outside counsel to the Company, shall furnish an opinion to the Underwriters to the effect that:

     (i) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Liberia, and has the corporate power and authority to own its property and to conduct its business as described in the Prospectus.

     (ii) Each Subsidiary which is organized under the laws of the Republic of Liberia and that is set forth on Exhibit 1 to such counsel's opinion (collectively, the "Liberian Subsidiaries") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Liberia and has the corporate power and authority to own its property and to conduct its business as described in the Pricing Prospectus and the Prospectus.

     (iii) All of the outstanding shares of capital stock of the Company as set forth in the Prospectus as amended or supplemented in the documents incorporated by reference have been duly authorized and validly issued and, assuming issuance against payment therefor, are fully paid and non-assessable. Except as described in the Pricing Prospectus or the Prospectus, as amended or supplemented, to such counsel's knowledge, all of the issued and outstanding shares of capital stock of each Liberian Subsidiary are owned by the Company or a wholly owned Liberian Subsidiary free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, except as described in the Pricing Prospectus or the Prospectus.

     (iv) Insofar as any matter of Liberian law or U.S. maritime law is addressed therein the statements made in the Prospectus as amended or supplemented (including any incorporated by reference into the Prospectus from the Company's Report on Form 10-K for the fiscal year ended December 31, 2005) under “Enforceability of Civil Liabilities,” "Taxation of the company,” “Risk Factors – We are controlled by principal shareholders that have the power to determine our policies, management and actions requiring shareholder approval,” “Exchange Controls,” "Dividends,"”Risk Factors – We are not a United States corporation and our shareholders may be subject to the uncertainties of a foreign legal system in protecting their interests” and "Description of Debt Securities," if any, to the extent that they constitute matters of law or legal conclusions, are accurate in all material respects and fairly present the information disclosed therein.

     (v) There is no tax, levy, impost, deduction, charge or withholding imposed by the Republic of Liberia or any political subdivision or taxing authority thereof or therein either (A) on or by virtue of the execution or delivery or performance or continued validity of this Agreement, the applicable Terms Agreement, any Delayed Delivery Contract, the Indenture, or any other document referred to in this Agreement to be furnished hereunder or thereunder (including, without limitation, the Underwritten Securities), (B) the issuance of the Underwritten Securities or (C) on any payment to be made by the Company or any Liberian Subsidiary pursuant to this Agreement, the applicable Terms Agreement, the Delayed Delivery Contracts, if any, the Indenture

(including the payment of principal and interest) or in connection with the issuance or sale of the Underwritten Securities. The opinions stated in the preceding sentence may be based on the assumption that (1) the Company is and intends to maintain its status as a "non-resident domestic corporation" under the Business Corporation Act of Liberia; (2) the Company's vessels are not now engaged, and are not in the future expected to engage in voyages exclusively within the territorial waters of the Republic of Liberia; (3) the Underwritten Securities and all related documentation will be executed outside of the Republic of Liberia; and (4) the holders of the Underwritten Securities will neither reside in, maintain an office in nor engage in business in the Republic of Liberia. All filing, registration and recording fees required under the laws of the Republic of Liberia in connection with this Agreement, the applicable Terms Agreement, the Delayed Delivery Contracts, if any, the Indenture and the Underwritten Securities to such counsel's knowledge have been paid.

     (vi) None of the Company, any Liberian Subsidiary or any of their respective properties has any immunity from the jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the Republic of Liberia.

     (vii) Under the laws of the Republic of Liberia, the Company and the Liberian Subsidiaries may validly and effectively agree that the validity, construction and performance of this Agreement, the applicable Terms Agreement, the Delayed Delivery Contracts, if any, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York. Such choice of law is a valid choice of law respecting this Agreement, the applicable Terms Agreement, the Delayed Delivery Contracts, if any, and the Indenture and the submission by the Company and the Liberian Subsidiaries to the jurisdiction of any New York State or federal court sitting in New York City and any appellate court from any thereof, in connection with all transactions arising out of this Agreement, the applicable Terms Agreement, the Delayed Delivery Contracts, if any, and the Indenture is a valid submission to the jurisdiction of such courts. In the event a judgment of such courts against the Company or any of the Liberian Subsidiaries were obtained after service of process in the manner specified in this Agreement the same would be enforced by the courts of the Republic of Liberia without a further review on the merits unless: (A) the judgment was obtained by fraud; (B) the judgment was given in a manner contrary to natural justice, or the judgment was given in a manner contrary to the public policy of the Republic of Liberia; (C) the judgment was in a case in which the defendant did not appear or in which an authorized person did not appear in such defendant's behalf; (D) the judgment was not for a specific, ascertained sum of money; or (E) the judgment was not final and conclusive in accordance with the laws of the jurisdiction in which the judgment was obtained.

     (viii) The execution and delivery of this Agreement, the applicable Terms Agreement, the Delayed Delivery Contracts, if any, and the Indenture by the Company, the issuance and delivery of the Underwritten Securities, the consummation by the Company of the transactions contemplated hereby and thereby and compliance by the Company with the terms hereunder and thereunder will not result in any violation of the charter or by-laws of the Company or any of the Liberian Subsidiaries and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Liberian Subsidiaries under any existing applicable Liberian law, rule or regulation.

     (ix) The Underwritten Securities have been duly authorized, executed, issued and delivered by the Company.

     (x) The shares of Common Stock or Preferred Stock issuable upon conversion of the Convertible Securities, if any, have been duly authorized and reserved for issuance upon such conversion or redemption, and such shares, when issued upon such conversion or redemption, will be validly issued, fully paid and non-assessable. The issuance of such shares will not be subject to the preemptive or other similar rights of any shareholder of the Company arising by operation of law, under the charter or by-laws of the Company or under any agreement to which the Company or any of the Liberian Subsidiaries is a party.

     (xi) Assuming that the Underwritten Securities have been duly executed and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement and the applicable Terms Agreement or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, such Underwritten Securities will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable in accordance with their terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors; right generally, and (b) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability.

     (xii) Each of this Agreement, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, has been duly authorized, executed and delivered by the Company.

     (xiii) The Indenture has been duly and validly authorized, executed and delivered by the Company.

     Such opinion shall be to such further effect with respect to other legal matters relating to the Indenture, this Agreement, the applicable Terms Agreement or the Delayed Delivery Contracts, if any, and the sale of the Underwritten Securities pursuant to this Agreement or the applicable Terms Agreement as counsel to the Underwriters may reasonably request. In giving such opinion, such counsel may rely as to all matters governed by laws of jurisdictions other than the federal law of the United States (including maritime law and admiralty law), the laws of the State of New York, or Liberian law, upon opinions of other local counsel in such jurisdictions, who shall be counsel satisfactory to counsel for the Underwriters. Such counsel may also state that, insofar as such opinions involve factual matters, they have relied, to the extent such counsel deems proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

ANNEX III

     Pursuant to Section 6(k) of this Agreement, Drinker, Biddle & Reath LLP, special tax counsel to the Company shall furnish an opinion to the Underwriters to the effect that:

     (i) The statements contained in Form 10-K for the year ended ___________ under the caption “Business—Taxation of the company” and in the Prospectus Supplement under the caption "Risk Factors – A change in our tax status under the United States Internal Revenue Code may have adverse effects on our income" insofar as such statements purport to summarize matters of United States federal income tax law or legal conclusions with respect thereto, fairly and accurately summarize the matters set forth therein; and the opinion of such firm set forth therein is confirmed.

ANNEX IV

     Pursuant to Section 6(c) of this Agreement, Bradley Stein, Acting General Counsel to the Company, shall furnish an opinion to the Underwriters to the effect that:

     (i) The issuance of the Underwritten Securities, including any Common Stock or Preferred Stock issuable upon conversion of the Convertible Securities, if any, will not be subject to the preemptive or other similar rights of any shareholder of the Company nor will there be any restriction upon the voting or transfer of any such shares arising by operation of law, under the Articles of Incorporation or Bylaws of the Company or under any agreement to which the Company or any of its Subsidiaries is a party which is known to such counsel.

     (ii) Except as disclosed in or specifically contemplated by the Pricing Prospectus or the Prospectus as amended or supplemented and except for the amendment to and restatement of the Company’s 2000 Stock Option Plan effected in December 2005, to such counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, obligations, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company.

     (iii) To such counsel's knowledge, neither the Company nor any of its Significant Subsidiaries is in violation of its Articles of Incorporation or By-laws and there is no existing default by the Company or any of its Subsidiaries in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage or loan agreement, or any other agreement or instrument to which the Company or any of its Subsidiaries is a party and that is described or referred to in the Registration Statement, the Pricing Prospectus or the Prospectus (except for such defaults that would not have a material adverse effect on the condition (financial or otherwise), properties, assets, business, results of operation or business prospects of the Company and its Subsidiaries considered as one enterprise).

     (iv) The execution and delivery of this Agreement, the applicable Terms Agreement, the Delayed Delivery Contracts, if any, and the Indenture by the Company, the issuance, sale and delivery of the Underwritten Securities, the consummation by the Company of the transactions contemplated herein and therein and in the Pricing Prospectus and the Prospectus and compliance by the Company with the terms hereunder and thereunder have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the Articles of Incorporation or By-laws of the Company or any of its Significant Subsidiaries, and do not and will not conflict with, or constitute a breach of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of the Company or its Subsidiaries under (A) any indenture, mortgage, loan agreement or any other agreement or instrument in each case known to such counsel to which the Company or its Subsidiaries is a party or by which they may be bound or to which any of their respective properties may be subject (except for such conflicts, breaches, defaults, liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), properties, assets, business, results of operations or business prospects of the Company and its Subsidiaries, considered as one enterprise), (B) any existing applicable law, rule or regulation of the State of Florida (excluding the securities or blue sky laws of the various states as to which such counsel need express no opinion), or (C) any judgment, order, writ, injunction or decree known to such counsel of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company, its Subsidiaries or any of their respective properties or operations.

     (v) To such counsel's knowledge, except as disclosed in the Registration Statement, the Pricing Prospectus or the Prospectus, no holders of the Company's securities have rights to the registration of securities as a result of the offering contemplated by this Agreement. Except for rights granted to parties under the Registration Rights Agreement, dated as of February 1, 1993, as amended, among the Company, A. Wilhelmsen AS., Cruise Associates, Monument Capital Corporation, Archinav Holdings, Ltd. and Overseas Cruiseship, Inc., no holders of the Company's securities have rights to the registration of securities as the result of any registration statement filed by the Company or the right to require the Company to file a registration statement under the 1933 Act with respect to any securities of the Company owned or to be owned by such person.

     (vi) To such counsel's knowledge, except as described or referred to in the Registration Statement, the Pricing Prospectus or the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of its Subsidiaries is a party, or to which the property of the Company or any of its Subsidiaries is subject, before or brought by any court or governmental agency or body, which is required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus and is not so described therein or which might reasonably be expected to result in any material adverse change in condition (financial or otherwise), earnings, business affairs or business prospects, of the Company and its Subsidiaries, considered as one enterprise, or which might adversely affect the consummation of the transactions contemplated by the Pricing Prospectus and Prospectus.

     (vii) The documents incorporated by reference in the Registration Statement, the Pricing Prospectus or Prospectus (excluding the financial statements, supporting schedules and other statistical and financial data as to which such counsel need express no opinion), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents (excluding the financial statements, supporting schedules and other statistical and financial data as to which such counsel need express no opinion), when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

     In addition, such opinion shall state that such counsel has participated to a limited extent in the preparation of the Registration Statement, the Pricing Prospectus and the Prospectus and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and your representatives and your counsel at which the contents of the Registration Statement, the Pricing Prospectus, the Prospectus and related matters were discussed and, although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and has not made any independent check or verification thereof, no facts have come to the attention of such counsel to lead such counsel to believe that (A) (excluding the financial statements, schedules or other statistical or financial data as to which such counsel need express no opinion), the Registration Statement or any amendment thereto as of the date the Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) (excluding financial statements, schedules and other statistical and financial data as to which such counsel need express no opinion), the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (C) (excluding financial statements, schedules and other statistical and financial data as to which such counsel need express no opinion), the Prospectus or any amendment or supplement thereto as of the date of the Prospectus and at the applicable Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.